UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Texas Pacific Land Trust
(Name of the Registrant as Specified In Its Charter)

SOFTVEST, L.P.
SOFTVEST ADVISORS, LLC
ART-FGT FAMILY PARTNERS LIMITED
TESSLER FAMILY LIMITED PARTNERSHIP
ERIC L. OLIVER
ALLAN R. TESSLER
HORIZON KINETICS LLC
MURRAY STAHL
HORIZON ASSET MANAGEMENT LLC
KINETICS ADVISERS, LLC
KINETICS ASSET MANAGEMENT LLC
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*****

IMPORTANT INFORMATION

On April 9, 2019, SoftVest, L.P. (“SoftVest LP”) filed a definitive proxy statement (the “Proxy Statement”) with the United States Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for a special meeting of holders of the sub-share certificates of proprietary interests (the “Shares”) for the election of a new trustee of Texas Pacific Land Trust (“TPL”) to fill the vacancy created by the resignation of Maurice Meyer III (such meeting, together with any adjournments, postponements or continuations thereof, the “Special Meeting”). INVESTORS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors may obtain a free copy of the Proxy Statement, any amendments or supplements thereto and other documents that SoftVest LP files with the SEC from the SEC’s website at www.sec.gov, or by contacting D.F. King, SoftVest LP’s proxy solicitor, by phone (212-269-5550) or e-mail (TPL@dfking.com).

SoftVest Advisors, LLC, SoftVest LP, Eric L. Oliver, ART-FGT Family Partners Limited, Tessler Family Limited Partnership, Allan R. Tessler, Horizon Kinetics LLC, Horizon Asset Management LLC, Kinetics Advisers, LLC, Kinetics Asset Management LLC and Murray Stahl may be deemed participants in the solicitation of proxies from holders of Shares in connection with the matters to be considered at the Special Meeting. Information about such participants’ direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement.

*****

The following includes (i) a press release made available by SoftVest LP on April 23, 2019, (ii) a transcript of a video made available by SoftVest LP on April 23, 2019 and (iii) a presentation made available by SoftVest LP on April 23, 2019.  The video is available at https://horizonkinetics.com/tpl/.

SOFTVEST, L.P., HORIZON KINETICS LLC, AND ART-FGT FAMILY PARTNERS
PUBLISH MATERIALS FOR INVESTORS OF TEXAS PACIFIC LAND TRUST

Eric Oliver Also Releases New Video

DALLAS (April 23, 2019) – SoftVest, L.P., Horizon Kinetics LLC and ART-FGT Family Partners, which collectively beneficially own over 25% of the outstanding shares of Texas Pacific Land Trust (NYSE: TPL), released today a presentation highlighting the need for change at TPL, and Eric Oliver’s actionable plan to maximize value for TPL investors.

Eric Oliver also released a new video addressing the incumbent Trustees’ refusal to deliver a copy of the NOBO list and previously undisclosed conflicts of interest of the incumbents’ initial choice of trustee.

The presentation and video are now available at https://horizonkinetics.com/tpl/.

TPL investors with any questions about voting their shares should contact D.F. King, SoftVest LP’s proxy solicitor, by phone (212-269-5550) or e-mail (TPL@dfking.com).

***

IMPORTANT INFORMATION

SoftVest, L.P. (“SoftVest LP”) has filed a definitive proxy statement (the “Proxy Statement”) with the United States Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for a special meeting of holders of the sub-share certificates of proprietary interests (the “Shares”) for the election of a new trustee of Texas Pacific Land Trust (“TPL”) to fill the vacancy created by the resignation of Maurice Meyer III (such meeting, together with any adjournments, postponements or continuations thereof, the “Special Meeting”). INVESTORS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors may obtain a free copy of the proxy statement, any amendments or supplements thereto and other documents that SoftVest LP files with the SEC from the SEC’s website at www.sec.gov, or by contacting D.F. King, SoftVest LP’s proxy solicitor, by phone (212-269-5550) or e-mail (TPL@dfking.com).

SoftVest Advisors, LLC, SoftVest LP, Eric L. Oliver, ART-FGT Family Partners Limited, Tessler Family Limited Partnership, Allan R. Tessler, Horizon Kinetics LLC, Murray Stahl, Horizon Asset Management LLC, Kinetics Advisers, LLC, and Kinetics Asset Management LLC may be deemed participants in the solicitation of proxies from holders of Shares in connection with the matters to be considered at the Special Meeting. Information about such participants’ direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement.

Good morning, I’m Eric Oliver.  I’m the nominee for trustee for Texas Pacific Land Trust.  I’m on the white ballot.  This morning, I’m in New York City. It’s April 22nd and it’s a beautiful blue-sky day.  Cherry blossoms are out and I’m in the offices of our good friends, Horizon Kinetics.  We’re finishing up the final touches on our presentation that we’ll deliver tomorrow to ISS, where we lay out our plan for modern corporate governance and why we think it’s the best way forward to protect the assets of the Trust and to unlock value for decades to come.  We’ll be filing this of record; we encourage you to look it up.  You’re going to learn a lot about why we’re doing what we’re doing in this document, and hopefully you’ll understand why we’re so passionate in this election.

There are two things I’d like to say to you today. Number one is we’re getting a lot of phone calls and emails from shareholders telling us that the trustees are calling them three, four times, offering to overnight ballots to expedite voting.  And you’re just wondering why we’re not doing the same thing.  Well, believe you me, we would love to do that.  We would love to contact you and let you hear our message because we think it’s compelling.  Unfortunately, the Trust refuses to give us their NOBO list—the Non-Objecting Beneficial Ownership list, which has your contact information. They’ve had this for over a week. That’s why they’ve been contacting you.  We sent them a letter this morning again asking for it.  They tell us the reason they don’t want to give it to us is they want to protect your privacy. I wonder if they’re trying to protect something else. What we would like to see is a fair election where both candidates are given the same opportunity to tell their stories.  And then let you make an educated vote.

The second thing I’d like to say to you today is my youngest son, Ethan, was in town this weekend. Incidentally, Ethan owns more shares than the two co-general agents and David Barry combined. And he said, Dad, rather than people being worried about a storm on the horizon, he said, shareholders should be thankful for Horizon building a storm in this election.  I said Ethan, that’s really good, I’m going to use that and give you credit.  So, I just did that. But what Horizon has done, by stepping into this election, is they forced the real issues involved in governing this Trust to be talked about. Do you think any of us would’ve gotten an investor presentation if we hadn’t done this? Furthermore, in Horizon—in our—investigation, had we not done this, more than likely Preston Young would’ve been rubber-stamped as the next trustee.  But in our due diligence, we uncovered that Preston Young and his company, Stream Realty, actually manage three of David Barry’s office buildings in Texas: Sidra Riverway, Sidra Woodway and Sidra Austin.  We felt like, that that was too much of a conflict of interest and that Preston couldn’t have been an independent trustee representing all owners.

It’s for that reason we stepped into this election and we said we need our voice to be heard.  We need a representative on the board that represents owners. So, I’m asking you today, do you trust Horizon Kinetics who has over $1 billion invested in this entity or are you going to trust two trustees that have 1,300 units.  I’m asking you today to please vote for me, Eric Oliver, on the white ballot.  Thank you.

 Texas Pacific Land Trust Shareholder PresentationPrepared in April 2019  HORIZON KINETICS LLC470 Park Ave SouthNew York, NY 10016  SOFTVEST PARTICIPANTS400 Pine Street, Suite 1010Abilene, TX 79601  TESSLER PARTICIPANTS2500 Moose-Wilson RoadWilson, WY 83014

Special Note Regarding This Presentation

HORIZON KINETICS

SoftVest, L.P. ("SoftVest LP") has filed a definitive proxy statement (the "Proxy Statement") with the United States Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for a special meeting of holders of the sub-share certificates of proprietary interests (the "Shares") for the election of a new trustee of Texas Pacific Land Trust ("TPL") to fill the vacancy created by the resignation of Maurice Meyer III (such meeting, together with any adjournments, postponements or continuations thereof, the "Special Meeting"). INVESTORS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors may obtain a free copy of the proxy statement, any amendments or supplements thereto and other documents that SoftVest LP files with the SEC from the SEC's website at sec.gov, or by contacting D.F. King, SoftVest LP's proxy solicitor, by phone (212-269-5550) or e-mail (TPL@dfking.com).

SoftVest Advisors, LLC, SoftVest LP, Eric L. Oliver, ART-FGT Family Partners Limited, Tessler Family Limited Partnership, Allan R. Tessler, Horizon Kinetics LLC, Murray Stahl, Horizon Asset Management LLC, Kinetics Advisers, LLC, and Kinetics Asset Management LLC may be deemed participants in the solicitation of proxies from holders of Shares in connection with the matters to be considered at the Special Meeting. Information about such participants' direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement.

2

© 2019 Horizon Kinetics LLC.™

 An Overview  3    Part 1: Executive SummaryPart 2: Investor Group’s Background and NomineePart 3: Texas Pacific Land Trust – Asset OverviewPart 3: Texas Pacific Land Trust – Recent ResultsPart 3: Why Transformation Is Needed NOWPart 4: Eric Oliver’s Actionable Plan

 4      Executive Summary

 Executive Summary  5    TPL was created as a business trust in 1888 as part of the reorganization following the bankruptcy of the Texas & Pacific Railway (“T&P Railway”). As a trust, trustees should be held to a very high standard both as a trustee and a fiduciary.The sole intended purpose of the formation of TPL as a trust was to provide an orderly liquidation of the land that secured defaulted bonds of the T&P Railway. At the time, as there was no oil and gas activity on the lands and the trustees simply oversaw the liquidation of trust assets and the distribution of proceeds, a trust was the optimal business structure.Since then, TPL deviated from this long held mandate with the creation of a water operating company, followed by complex land and royalty “trading” transactions. As such, the activities of TPL are clearly an operating business, which includes the reinvestment of nearly $100 million of shareholder capital annually. We believe there is no precedent whatsoever for a company engaged in these active business activities to be structured as a business trust, nor any logical justification, in our view, to forego disclosures, controls and governance of a modern operating corporation.

Executive Summary

HORIZON KINETICS

- Texas Pacific Land Trust (TPL) is a business trust created in 1888, and is currently one of the largest landowners in Texas.
- TPL's revenues derive primarily from royalties from oil and gas; revenues from easements, leases and land sales; and sales of water.
- TPL continues to be governed as a liquidating business trust from the late 19th century:
  - No annual meeting of shareholders
  - Board is composed of only three trustees, who serve **life appointments**
  - Shareholders only get to vote on a trustee replacement when incumbent dies, resigns or is disqualified
  - Only four shareholder meetings in 30 years!
- We believe poor governance record and lack of accountability has resulted in:
  - Lack of transparency to investors
  - Rampant conflicts of interest
  - Questionable business decisions
  - Total disregard for investors' view and rights, as evidenced by the conduct of incumbent trustees during this proxy campaign.
- The long-term holders of over 25% of the outstanding shares have nominated Eric Oliver, who has been a TPL investor since 2005, to fill a newly created vacancy.
- As one of three trustees, Eric is committed to encourage the Trust to convert to a Delaware corporation subject to modern governance standards, and will provide the industry knowledge and expertise that in our view the Board otherwise lacks.

6

© 2019 Horizon Kinetics LLC.™

 7      Investor Group’s Background and Nominee

Investor Group

HORIZON KINETICS

Heavily vested and rooting for the success of TPL

HORIZON KINETICS PARTICIPANTS

- Horizon Kinetics is an independent, employee owned registered investment adviser, investing alongside and serving clients since 1994.
- Horizon has beneficially owned Shares since 1994.
- Collectively own 1,798,184 Shares (23.2% of the Outstanding Shares).

SOFTVEST PARTICIPANTS:

- SoftVest LP is a hedge fund specializing in the ownership of oil and gas minerals and royalties.
- Mr. Oliver, Managing Member, has beneficially owned Shares since 2004.
- SoftVest LP, Mr. Oliver and other affiliated entities collectively owns 133,200 Shares (1.7% of the Outstanding Shares).

TESSLER PARTICIPANTS

- Mr. Tessler has beneficially owned Shares since 2015.
- Collectively own 11,630 Shares (0.1% of the Outstanding Shares).

Long-term investors, collectively own over 25.1% of outstanding TPL Shares.

SOFTVEST Participants Include: SOFTVEST, L.P., SOFTVEST ADVISORS, LLC, ERIC L. OLIVER
TESSLER Participants Include: ART-FGT FAMILY PARTNERS LIMITED, TESSLER FAMILY LIMITED PARTNERSHIP, ALLAN R. TESSLER
HORIZON KINETICS Participants Include: MURRAY STAHL, HORIZON ASSET MANAGEMENT LLC, KINETICS ADVISERS, LLC, KINETICS ASSET MANAGEMENT LLC

8

© 2019 Horizon Kinetics LLC.™

Investor Group Nominee: Eric Oliver

HORIZON KINETICS

Background: Well-Qualified Nominee with Long Term Vested Interest



AN EXPERIENCED OIL AND GAS INVESTOR WITH OVER 22 YEARS OF EXPERIENCE BUYING AND SELLING PROPERTIES AND OVER 35 YEARS OF EXPERIENCE MANAGING INVESTMENTS WITH AN EMPHASIS IN THE ENERGY MARKET.

- Currently serves as the President of SoftVest Advisors, a registered investment adviser that acts as an investment manager for clients, including funds and managed accounts, with investments in oil and gas minerals and royalties.
- Previously President of Midland Map Company, LLC, a Permian Basin oil and gas lease and ownership map producer since 1997, and recently sold in January 2019 to Drilling Info.
- Principal of Geologic Research Centers LLC, a log library providing geological data to the oil and gas industry with a library in Abilene, Texas.
- Served on the Board of Directors of Texas Mutual Insurance Company since 2009, where he currently also serves as Chairman of the Investment Committee, with over $6,500,000,000 of total assets.
- In 2007, through certain affiliated entities, Mr. Oliver led a team to successfully acquire the assets of the Santa Fe Energy Trust (formerly NYSE ticker SFF), which consisted of over 12,000 royalty and working interest properties in at least seven states.

In this brief video, Eric introduces himself and talks about his history with TPL.: https://vimeo.com/330849206/5eb7bbd692

9

© 2019 Horizon Kinetics LLC™

 10      Texas Pacific Land Trust (TPL)Asset Overview

Texas Pacific Land Trust ("TPL")

HORIZON KINETICS

Background

Primary Assets

- 902,177 surface acres, with water rights, in West Texas
- 370,737 1/16th Non Participating Royalty Interest ("NPRI") Acres
- 84,934 1/128th Non Participating Royalty Interest ("NPRI") Acres

Business Lines

- Oil & Gas Royalties
- Land Easement and Sundry Income
- Water Sales & Royalties
- Water Easements & Sundry Income

Issuer Information

- Ticker: "TPL", the second oldest trading security on NYSE, subject to both NYSE rules and the Securities Exchange Act of 1934
- Market Capitalization: approximately $7b (as of 4/19/19)

Source: FactSet Research Systems, Company Filings

11

© 2019 Horizon Kinetics LLC.™

   Asset Overview: Permian Basin  12    Source: Chevron Corporation, U.S. Energy Information Association, IHS Unconventional Play Monitor, Company Filings  Large,Robust Resource

 13      Texas Pacific Land Trust (TPL)Recent Results

 Recent Results  14    Source: FactSet Research Systems, Company Filings  Five Year Royalty Production Figures  *through 12/31/2018  *production data provided through year-end  Oil & Gas Royalties

 Recent Results  15    Source: FactSet Research Systems, Company Filings  Production Growth v. Stock (through Eric Oliver’s nomination)  *production figures estimated year-to-date, TPL performance actual *year-to-date figures are through 3/15/19, announcement of Oliver nomination   +745%  +1,068%  +805%  +640%  Oil & Gas Royalties  Oil & gas production growth from 3rd party operators has markedly outpaced stock performance over trailing 5-years prior to proxy filing.

 Recent Results  16    Source: Chevron Corporation    Oil & Gas Royalties  Chevron is the primary operator on trust acreage. The company and its partners are driving all of the growth of the royalty portfolio.

 Recent Results  17    Figures in millions of dollars.Source: Company Filings  Water Business Since Inception*  *Water division created in June 2017, previously only royalties were earned    Water Growth Rate Pre-TPWR*  Water Sales & Royalties  The water royalty business was growing at over a 200% rate in 2017 prior to the creation of TPWR. Drilling activity and production subject to TPL acreage since this time has increased nearly three-fold. Management’s lack of disclosure prevents us from determining the actual returns on the $62 million capital investment, 7-fold increase in employees and 15-fold increase in salaries and employees expenses related to the formation of the company.

 Recent Results  18    Source: Bloomberg  Strong spending tailwindsTighter well spacingTighter frac clustersHigher proppant and water loadsHigher oil & gas productionHigher Water Demand  Water Sales & Royalties

 Recent Results  19    Source: Company Filings  Easement & Sundry Income  2016 Annual Report  “The Trust is currently moving toward the use of term easements (in lieu of perpetual easements).”    How many companies hold perpetual easements across trust land signed before 2016?      Trustees want credit for passive royalty revenue growth, but none for passive easement revenue stagnation  Easement & Sundry Income  Figures in millions of dollars

 Recent Results  20    Source: Anadarko Petroleum Company, Western Midstream    Easement & Sundry Income  3rd parties continue to commit billions of dollars to developing across trust acreage.

     Recent Results  21    Source: Chevron Corp., WPX Energy, Company Filings  $100 million land sale buyer: WPX Energy (NYSE:WPX)Enterprise Value: ~$8.5b* Reeves & Loving Counties  $19 million NRPI mineral buyer: Chevron (NYSE:CVX)Enterprise Value: $220b* Midland County  Large Scale Asset Sales  Are the Trustees and General Agents qualified to be negotiating >$100 million transactions with large, sophisticated buyers?Could an experienced board of directors help evaluate these complex transactions?Why even transact in “core” surface and royalty areas in the first place?

 Recent Results  22      Financial Review  Expense Growthover 2x Greater than Revenue Growth    Figures in millions of dollars.Source: Company Filings

 Recent Results  23    Source: Company Filings  Figures in millions of dollars*Dividend payments counted towards fiscal year prior to declaration and payment  Declining Returns of Capital    Financial Review  Figures in millions of dollars

 24      Why Transformation is Needed NOW

Why Transformation Is Needed *NOW*

HORIZON KINETICS

Lacking Modern Corporate Governance Standards

TRUSTEES/GENERAL AGENTS LACK OF RELEVANT EXPERIENCE

- Trustees have spent their careers as attorneys and lack any relevant oil & gas experience.
- Trustees acknowledge that no current member of the Board of Trustees would meet the definition of an "audit committee financial expert".
- General Agents (the CEO and CFO) have limited/no oil & gas experience beyond current roles.

TRUSTEES AND GENERAL AGENTS SERVE LIFETIME APPOINTMENTS

- Trustees are not accountable to shareholders:

  Trustees serve life terms until "death, resignation or disqualification". Investors in a public company should simply not be forced to think of a trustee's tenure in terms of his or her life expectancy.
- TPL has only held four shareholder meetings in thirty (30) years.

NO MODERN GOVERNANCE PRINCIPLES

- Trustees have no accountability to a board of directors or shareholders.
- Trustees provide little or no information regarding capital allocation or compensation:

  Trustees recently increased their own pay 52x, while increasing management pay over 10x without shareholder approval or disclosure.

25

© 2019 Horizon Kinetics LLC.™

 Why Transformation Is Needed NOW  26    Management & Trustees Own Minimal StockTotal inside ownership in the stock is 1,600 Shares, including only 300 by the General Agents – less than 0.03% of outstanding Shares. This current inside ownership level is a dramatic decline and the lowest level over the past 30 years. At recent prices, total stock ownership by 2 Trustees and 2 General Agents combined is less than either of the bonuses paid to the 2 General Agents.The General Agents are incentivized to continue to earn their annual large cash salaries and bonuses (which are tied to short-term profits); unlike shareholders, they have little to gain by way of long-term stock price appreciation.  Virtually No Alignment of Interest

Why Transformation Is Needed *NOW*

HORIZON KINETICS

Lacking Transparency and Disclosures

Conflicts of Interest are Ignored and Not Disclosed

- The previous General Agent (CEO) assigned large surface acreage rights to a private operator prior to leaving TPL to work for the very company involved in the transaction.
- TPL failed to disclose that its initial nominee to fill the vacant Trustee position, Preston Young, works for Stream Realty in Houston. Stream Realty manages 3 buildings in Houston that are owned by a current Trustee's firm. TPL subsequently replaced Preston Young as nominee with its current candidate.
- One of the current Trustees also serves as President of Tarka Resources, which merged with Manti to form Manti Tarka Permian, LP ("Manti Tarka"). Manti Tarka has drilled on TPL's NPRI in Pecos County. Additionally, TPL also owns surface acreage around the wells being drilled by Manti Tarka, so it is unclear if Manti Tarka have engaged in any transactions relating to surface use rights or easements and who, if anyone, has approved these transactions outside the conflicted Trustee.

27

© 2019 Horizon Kinetics LLC.™

 Why Transformation Is Needed NOW  28    In Our View, Current Management Has Demonstrated Poor JudgmentIn 2011, without disclosure—TPL swapped 15,746 surface acres and 13,211 gross 1/16 non-participating royalty interest (NPRI) along the state line in Culberson County for Mineral Classified acreage in central Culberson (Chevron is developing the acquired property while no activity has taken place on the Mineral Classified property).In 2018, TPL sold 14,000 Surface Acres in Loving/Reeves County in an area that TPL’s most recent—and only—presentation describes as a “Core Surface Position” without rationale.In 2018-2019, TPL sold Midland Basin NPRI to Chevron, which had pristine title, and then purchased a broad swath of low NRI properties around the Midland Basin again with no disclosure or justification.In 2018, TPL purchased surface acreage in Hudspeth, Concho and Mitchell counties. There is little to no drilling activity in these counties and there has been no discussion by management as to why purchasing this land is more attractive than buying back units.(continued next page)  Lacking Relevant Experience and Network

 Why Transformation Is Needed NOW  29    In Our View, Current Management Has Demonstrated Poor Judgment (Cont’d)Management has spent over $62 million on an active water business that requires large capital expenditures and employee management without shareholder approval and limited disclosure.2018 was the lowest percentage of revenue allocated to the retiring of shares in the history of TPL, despite the 50%+ drop in stock price during the 4th quarter and the significant cash position.TPL’s recently filed—and only—presentation highlights 10 wells drilled on or around TPL’s NPRI position in the Delaware Basin. 5 of the 10 wells highlighted by TPL are in the wrong location, some by more than 20 miles, with one well listed in the wrong county.  Lacking Relevant Experience and Network (cont’d)

 Why Transformation Is Needed NOW    30  Sample TPL Management Social Ads (filed by TPL with the SEC on 4/10/19:Facebook:“There’s a storm on the horizon. Texas Pacific Land Trust and its legacy of value creation are under threat by a dissident group putting its own interests before those of other shareholders. Retired 4-star General Donald Cook is the ONLY candidate who will advance TPL’s strategy for the benefit of ALL shareholders. Make your voice heard. Vote FOR General Cook on the BLUE card. Protect your Trust. Trust General Cook.”Twitter:“There’s a storm on the horizon. TPL is under threat by a dissident, self-serving group. General Don Cook is the ONLY candidate who will advance TPL’s strategy for ALL shareholders. Make your voice heard. Vote FOR Cook on the BLUE card. Protect your Trust.”Google:“Texas Pacific Land Trust. Proven strategy is now at risk. Vote for Gen Cook on BLUE Card. TPL outperformed the market with returns of 733% since 2014. More than Apple or Amazon! TPL is vital to Texas history https://www.trusttpl.com/”   While we have kept this campaign honest and fair, management has chosen to use hyperbole to demonize large long-term shareholder  Who is paying for an expensive website, designers, PR advisors and now a social media campaign?We believe buying back shares is a better investment than Google ads.

Why Transformation is Needed *NOW*

HORIZON KINETICS

The Trustees Should Embrace and Work Collaboratively With Eric Oliver

TPL's Management Already Seeks Out To Him For His Knowledge and Expertise

We firmly believe that, despite their recent rhetoric that includes unsubstantiated references to "serious concerns with the dissident nominee's judgment and intentions", TPL's trustees appreciate the expertise and depth of knowledge that Eric Oliver brings to the table.

In fact, on April 14, 2019, Robert Packer, TPL's Chief Financial Officer, emailed Kline D. Oliver, Vice-President of SoftVest Advisors LLC, requesting an updated list of drilled, completed and permitted wells on TPL non-participating royalty interest property that Mr. Oliver maintains based on his dedicated ongoing research.

Mr. Oliver has shared similar information in the past with TPL's management at their request and at no cost – despite TPL's offer to pay for such work.

Mr. Oliver promptly provided the list to Mr. Packer, even after being the target of a distasteful attack letter issued by TPL that morning.

Mr. Oliver is, among other things, a source of deep expertise and knowledge about TPL and the industry which in our view will immensely enrich the Board.

We Call For Basic Fairness in Shareholder Communications

31

© 2019 Horizon Kinetics LLC.™

 Why Transformation is Needed NOW    32      Changed their Nominee And Failed to Disclose ConflictsTPL switched their nominees between the filing of their preliminary proxy statement and their definitive proxy statement, only after Mr. Oliver’s nomination was made public. TPL failed to disclose that its initial nominee to fill the vacant Trustee position, Preston Young, works for Stream Realty in Houston. Stream Realty manages 3 buildings in Houston that are owned by a current Trustee’s firm. TPL subsequently replaced Preston Young as nominee with its current candidate.   Access to ShareholdersHave refused to turn over their NOBO list, DTC List and omnibus proxies, all of which are in their possession.Sent over a scan of the registered holder list (not in electronic form, per industry standard) that our team had to then manually organize and build into a spreadsheet.

 33      Eric Oliver’sActionable Plans

Mr. Oliver's Plan

HORIZON KINETICS

If Elected, Mr. Oliver Intends to Encourage the Other Two Trustees to:

Create a Board of Directors

- Board will operate according to modern governance standards with requisite independent members and disclosures
- Include several oil and gas professionals, in addition to an expert for the Audit Committee
- Evaluate all significant capital allocation decisions

Provide Shareholders with Basic Rights

- Implement annual elections for all directors

Increase Disclosure

- Include drilling, rig, well, capital expenditure and various additional data to better inform shareholders
- Hold annual investor meetings and provide quarterly earnings calls

Actively Engage with Partners in the Permian Basin

- Evaluate the best practices for working with oil and gas companies and infrastructure companies

Recommit to Returning Capital to Shareholders

- Management has de-emphasized buybacks and dividends in order to pursue capital investments
- Board will define return on capital hurdles and set parameters for stock repurchases and dividends

Develop Water Business to Maximize Shareholder Value

- Provide water team with seasoned board for expansion and development
- Assess various types of water ventures to limit risk and maximize long-term growth
- Work with oil and gas partners to ensure both source and produced water requirements are met for decades of production

34

© 2019 Horizon Kinetics LLC.™

Trustee Nominees  Incumbent Trustees  The Opportunity to Improve  35      Oil & Gas Experience  Large Shareholder  Land Expertise  Geology Expertise  Governance Experience    Eric Oliver  General Cook    David Barry  John Norris    Why We Are Behind Our Candidate: Eric Oliver

 The Opportunity to Improve  36    Positioning TPL for the Future  Modern Governance    Transparency & Disclosure    Board of Directors    Vested Board/Management    Experienced Board/Management    Reemphasize buyback and return of capital to unitholders----------Work with State and operators to maximize assets to mutual best interest----------Provide guidance and oversight to capable water team in order to continue to grow water assets in best practice for investors

 This Presentation may include forward-looking statements that reflect the Participants’ current views with respect to future events. Statements that include the words ‘‘expect,’’ ‘‘intend,’’ ‘‘plan,’’ ‘‘believe,’’ ‘‘project,’’ ‘‘anticipate,’’ ‘‘will,’’ ‘‘may,’’ ‘‘would’’ or similar words are often used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. Any forward-looking statements made in this Presentation are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Participants will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Trust or its business, operations or financial condition. Except to the extent required by applicable law, the Participants undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.